UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 3, 2018

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-34857 (Commission File Number)	84-1471373 (I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, Colorado 80906
(Address of Principal Executive Offices)  (Zip Code)

(303) 320-7708
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On April 3, 2018, Gold Resource Corporation (the “Company”) entered into an At The Market Offering Agreement (the “ATM Agreement”) with W.C. Wainwright & Co., LLC (the “Agent”) pursuant to which the Agent will act as the Company’s sales agent with respect to the offer and sale from time to time of shares of the Company’s common stock, par value $0.001 per share, having an aggregate gross sales price of up to $75,000,000 (the “Shares”). Sales of the Shares, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Act”), which includes sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange, and such other sales as agreed upon by the Company and the Agent. Any Shares sold will be issued pursuant to a prospectus dated January 26, 2017 and a prospectus supplement to be filed with the Securities and Exchange Commission (the “SEC”), in connection with one or more offerings of shares under the Company’s shelf registration statement on Form S-3 (File No. 333-214960) filed with the SEC on December 7, 2016, and declared effective by the SEC on January 26, 2017.  The Company has agreed to pay the Agent a commission of up to 3% of the gross sales price of any Shares sold in the offering.

The Company made certain customary representations, warranties, and covenants in the ATM Agreement and also agreed to indemnify the Agent against certain liabilities, including liabilities under the Act. The ATM Agreement is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the ATM Agreement were made only for purposes of the ATM Agreement, including the allocation of risk between the parties thereto, and as of specific dates, were solely for the benefit of the parties to the ATM Agreement, and may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the ATM Agreement.

The foregoing description of the ATM Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the ATM Agreement, which is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2018, the Board of Directors of the Company approved a short-term incentive compensation plan (the “STIP”) effective beginning with the 2018 fiscal year. Under the STIP, each executive officer, including the Principal Executive Officer and Principal Financial Officer, are entitled to a portion of annual short-term incentive compensation upon achievement of certain performance-based metrics.

The STIP targets overall annual short-term incentive compensation based on the executive officer’s base salary. An amount equal to 10% of base salary is tied to the Company’s safety performance using its Lost Time Injury Frequency Rate (“LTIFR”). The target for 100% payout rate is LTIFR of 1.5 and is calculated on linear basis between the threshold of 50% payout rate at LTIFR of 2.5 and 200% payout rate at LTIFR of zero. Any fatal accidents will automatically result in zero payout for the year. An additional amount equal to 10% of base salary is tied to Relative Total Shareholder Return (“RTSR”) versus the Company’s peer group. The target for 100% payout rate is achievement of the median percentile RTSR of the peer group and is calculated on a linear basis between the threshold of 50% payout rate at the 25th percentile RTSR of the peer group and 200% payout rate at the 100th percentile RTSR of the peer group. The peer group used to determine RTSR will be published in the Company’s proxy statement in connection with its annual meeting of shareholders.

All other annual short-term incentive compensation payable to each executive officer continues to be determined in the sole discretion of the compensation committee of the Board of Directors, taking into account first and foremost the Company’s overall financial health and ability to pay, as well as evaluating the Company’s and individual’s achievement of annual production and cost goals, business execution, advancement of projects and other relevant measures of performance. Under the STIP, annual opportunities for overall short-term incentive compensation target 150% of the base salary of the Principal Executive Officer (up to 250% of base salary for extraordinary performance) and 100% of the base salary of the other executive officers (up to 200% of base salary for extraordinary performance). Compensation paid under the STIP can be in the form of cash or equity awards or any combination thereof, as determined by the compensation committee.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 3, 2018, the Board of Directors of the Company repealed and replaced Section 6 of Article I of its bylaws which establishes the quorum requirement and the rules pursuant to which business at meetings of shareholders may be conducted. Unless otherwise set forth in the Corporation’s Articles of Incorporation, the presence in person or by proxy of a majority of the voting power of the outstanding shares of the Corporation shall constitute a quorum at a meeting of shareholders. The Board of Directors, or the presiding officer of the meeting so long as not inconsistent with the directions of the Board of Directors, shall have the power to establish the rules of conduct of such meetings. A copy of Section 6 of Article I as amended is attached to this report as Exhibit 3.2.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are filed or furnished with this report:

Exhibit Number	Description of Exhibit
1.1	At The Market Offering Agreement between the Company and the Agent, dated April 3, 2018
3.2	Amendment, dated April 3, 2018 to Amended and Restated Bylaws of Gold Resource Corporation dated August 9, 2010.
5.1	Opinion of Polsinelli PC regarding the legality of the Shares
23.1	Consent of Polsinelli PC (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized

.	GOLD RESOURCE CORPORATION

Date: April 3, 2018	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President